THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHNAGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUT THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


     PROSPECTUS                     Filed pursuant to Rule 497(a)
     SUBJECT TO COMPLETION      Securities Act File No. 333-65579
     November 10, 1998        Investment Company Act No. 811-9051


                        [Logo]


                 La Crosse Funds, Inc.

            La Crosse Large Cap Stock Fund

          207 East Buffalo Street, Suite 315
              Milwaukee, Wisconsin  53202
              Telephone:  1-888-___-____
              Facsimile:  1-608-784-3880




          The  investment objective of  the  La  Crosse
     Large  Cap  Stock Fund (the "Fund")  is  long-term
     capital appreciation and income.  The Fund invests
     primarily in common stocks of large capitalization
     companies.    La  Crosse  Advisers,  L.L.C.   (the
     "Adviser"),  a  subsidiary of North Central  Trust
     Company   ("North  Central"),  is  the  investment
     adviser to the Fund. The Fund is a long-term investment, intended to complement your other investments.

          This     Prospectus    contains     important
     information you should consider before you invest in the Fund, including information about risks.
     Please read it carefully and keep it for future reference.

                 ____________________


          Neither    the   Securities   and    Exchange
     Commission  (the  "SEC") nor any state  securities
     commission  has  approved or  disapproved  of  the
     securities offered by this Prospectus, nor has the
     SEC or any state securities commission passed upon
     the    adequacy    of   this   Prospectus.     Any
     representation to the contrary is a criminal offense.

TABLE OF CONTENTS

HIGHLIGHTS                                                      3

FEES AND EXPENSES OF THE FUND                                   4

INVESTMENT OBJECTIVE                                            5

INVESTMENT STRATEGIES                                           5

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          6

FUND MANAGEMENT AND DISTRIBUTION                                7

YOUR ACCOUNT                                                    7

VALUATION OF FUND SHARES                                       12

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX TREATMENT      13

YEAR 2000 ISSUE                                                13

ADDITIONAL INFORMATION                                         14


     In  deciding  whether to invest in the  Fund,  you
should  rely only on information in this Prospectus  or
the  Statement of Additional Information ("SAI").   The
Fund has not authorized others to provide additional information. The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

HIGHLIGHTS

What are the goals of the Fund?

      The Fund's goal is long-term capital appreciation
and  income.  This goal is sometimes referred to as the
Fund's investment objective.  The Fund tries to achieve
this goal by choosing investments that are expected  to
increase  in  value.   The Fund also  tries  to  choose
investments  that  will  pay  current  income,  usually
dividends.   You  should consider  the  Fund's  current
income  goal as secondary to the Fund's goal of capital
appreciation.  The Fund cannot guarantee that  it  will
achieve   its   goal.    For  more   information,   see
"Investment Objective" and "Investment Strategies."

What are the Fund's Investment Strategies?

      The Fund invests primarily in common stocks.  The
Fund will emphasize investments in the common stocks of
U.S.  large  capitalization companies.   In  trying  to
achieve  its  goal, the Fund's common  stocks  will  be
those  that  the  Adviser  believes  are  under  valued
relative  to  the company's future earnings  potential.
The Fund may also invest a limited amount of assets  in
foreign stocks and use options in trying to achieve its
goal.     For   more   information,   see   "Investment
Strategies."

What are the main risks of investing in the Fund?

     The main risks of investing in the Fund are:

       Stock  Market Risk.  Stock funds like  the  Fund
       are   subject   to   stock  market   risks   and
       significant  fluctuations  in  value.   If   the
       stock  market  declines in value,  the  Fund  is
       likely  to  decline  in  value.   Increases   or
       decreases  in  value  of  stocks  are  generally
       greater   than   for  bonds  or   other   income
       investments.

       Stock  Selection Risk.  The stocks  selected  by
       the   Adviser  for  inclusion  in   the   Fund's
       portfolio  may decline in value or not  increase
       in  value  when the stock market in  general  is
       rising.   The  Adviser has not previously  acted
       as an investment adviser to a mutual fund.

       Not Bank Insured. An investment in the Fund is not a deposit of a bank and not insured or guaranteed by the Federal Deposit Insurance
       Corporation or any other government agency.

      You should be aware that you may lose money by investing in the Fund.

Is the Fund an appropriate investment for me?
     The Fund is suitable for long-term investors only.
The  Fund  is not a short-term investment vehicle.   An
investment in the Fund may be appropriate if:

       your goal is long-term capital appreciation and income;

       you do not require significant current income from this investment; and

       you   are   willing  to  accept  short-term   to
       intermediate-term  fluctuations  in   investment
       value   to   seek   possible  higher   long-term
       returns.


      Because the Fund has been in operation for less than a full calendar year, it has no annual returns history.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)(1)

Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                 None
Maximum deferred sales charge (load) imposed on
  redemptions (as a percentage of amount redeemed)    None
Redemption fee (as a percentage of amount redeemed)   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)

Management fees                                      0.75%
Distribution and service (12b-1) fees                 None
Other expenses(3)                                    0.37%
Total annual Fund operating expenses(3)              1.12%

____________

(1)If you redeem shares by wire, you will be charged  a
   $[15]  service  fee.   See  "Your  Account_Redeeming
   Shares."
(2)Stated  as a percentage of the Fund's average  daily
   net  assets.   Fund operating expenses are  deducted
   from  Fund  assets before computing the daily  share
   price  or  making distributions.  As a result,  they
   do   not  appear  on  your  account  statement,  but
   instead  reduce  the  amount  of  total  return  you
   receive.
(3)Based  on  estimated amounts for the current  fiscal
   year.   For  the  fiscal year  ending  December  31,
   1999,   the   Adviser  has  agreed  to   waive   its
   management   fee   and/or   reimburse   the   Fund's
   operating  expenses  to  the  extent  necessary   to
   ensure that the total annual operating expenses  for
   the    Fund,    which   include    management    and
   administration  fees,  but which  exclude  interest,
   taxes,   brokerage  commissions  and   other   costs
   incurred  in connection with the purchase  and  sale
   of  portfolio  securities, and extraordinary  items,
   do   not   exceed   1.00%.   "Other  expenses"   are
   presented  before  any  such waivers/reimbursements.
   If  "other expenses" were calculated based  on  such
   waivers  and/or reimbursements, other  expenses  and
   total  annual operating expenses for the Fund  would
   be  .25%  and 1.00%, respectively.  The  Adviser  is
   entitled to recoup amounts waived or reimbursed  for
   a  period  of up to three years from the  date  such
   amounts  were reimbursed or waived.  For  additional
   information,     see    "Fund     Management     and
   Distribution_Management."

Example

     The  following  Example is intended  to  help  you
compare the cost of investing in the Fund with the cost
of  investing  in  other  mutual  funds.   The  Example
assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

              1 Year  3 Years

               $11      $36

INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek long-term capital appreciation and income.


INVESTMENT STRATEGIES

     The  Adviser  will attempt to achieve  the  Fund's
investment objective by investing the Fund's assets  in
U.S.  companies that have a large market capitalization
("large-cap  companies").  A large-cap company  is  one
with  a  market capitalization of at least $1  billion.
The Adviser currently intends to invest at least 70% of
the    Fund's   assets   in   companies   with   market
capitalizations of $5 billion or more.   The  Adviser's
strategy under normal market conditions is to be fully invested, holding securities for their long-term total return potential over a three- to five-year time frame.

     When  making purchase decisions for the Fund,  the
Adviser  uses  a  blend of value and growth  investing.
The  Adviser values each company in which it may invest
based on its future earnings potential.  Using its  own
model,  the Adviser establishes this value by reviewing
estimates of a particular company's future earnings and
considering  other  information,  including  sales  and
earnings data and risks associated with that particular
company  and with the economy as a whole.  The  Adviser
reviews  and  may  adjust its  valuation  in  light  of
valuations and fundamental research reports prepared by
others  in  the securities industry.  The Adviser  then
prepares  a  list  of securities for inclusion  in  the
Fund's  portfolio  based  upon  these  valuations   and
purchases the securities when their prices fall  within
a  pre-determined range.  Securities included  on  this
list  as  well as those securities which are  purchased
for   the  Fund  are  monitored  for  variations   from
expectations  regarding  capital  growth  or   dividend
policy.    The   Adviser  intends  to  maintain   broad
diversification within industries and economic sectors, including between 50 and 100 different stocks in the Fund's portfolio at any given time.

     The Adviser makes sell decisions for the Fund based on a number of factors, including significant deterioration in a company's underlying fundamentals, strong price appreciation suggesting an overweighted position or overvalued security, change in theme or sector orientation, or better relative value in other securities.


IMPLEMENTATION OF INVESTMENT OBJECTIVE

     In implementing its investment objective, the Fund
may  invest  in the following securities  and  use  the
following   investment  techniques.   Some   of   these
securities and investment techniques involve special risks, which are described below, elsewhere in this Prospectus, and in the SAI.

Common Stocks

      The  Fund will invest primarily in common stocks.
Common  stocks generally increase or decrease in  value
based  on  the  earnings of a company  and  on  general
industry  and  market  conditions.   Because  the  Fund
invests a significant amount of its assets in common stocks, it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Foreign Securities

       While the Fund currently intends to invest primarily in common stocks of U.S. companies, from time to time it may invest in foreign equity securities.
Risks associated with investing in foreign securities generally include lack of information regarding a foreign company and fluctuations in the Fund's net asset value during periods when shares of the Fund may not be redeemed. In addition, a number of European countries have agreed to enter into an economic and monetary union which may have adverse effects on the foreign securities in the Fund's portfolio if the union does not take effect as planned, if a country withdraws from the union or if the accounting and trading systems used by the Fund do not recognize the new currency adopted in the union.

Options

      Occasionally the Fund may buy options in order to
protect,  or "hedge," against possible adverse  changes
in  the price of specific securities held in the Fund's
portfolio  or  of  the Fund's equity  securities  as  a
whole.   An option is a contract in which the  "holder"
(the  buyer)  pays an amount of money to  the  "writer"
(the  seller) for the right to buy from the  writer  (a
call option) or to sell to the writer (a put option)  a
specific  security  at an agreed upon  price  during  a
specific   period  of  time.   Holders   benefit   from
favorable movements in the price of the underlying security and are not exposed to losses from adverse movements in the price of the underlying security.
Writers receive fees or premiums from holders for writing options, but are exposed to losses from adverse movements in the price of the underlying security. The
Fund may also buy index options in order to obtain broad market exposure for Fund assets pending their investment in specific securities. It is unlikely that the Fund will invest a significant portion of its assets in options.

Temporary Strategies

     Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs, and to retain the flexibility to respond promptly to adverse changes in market and economic conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments or other investment grade short-term fixed-income securities issued by private and governmental institutions. It is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.


FUND MANAGEMENT AND DISTRIBUTION

Management

     The  Fund  has entered into an Investment Advisory
Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors.

     Adviser.  The Adviser was organized as a Wisconsin
limited  liability company in June 1998 and is  located
at 311 Main Street, La Crosse, Wisconsin  54602.  Under
the  Investment Advisory Agreement, the Fund  pays  the
Adviser an annual management fee of .75% of the  Fund's
average  daily net assets.  The advisory fee is accrued
daily  and  paid monthly.  For the fiscal  year  ending
December 31, 1999, the Adviser has agreed to waive  its
management fee and/or reimburse Fund operating expenses
to the extent necessary to ensure that the total annual
operating  expenses for the Fund will not exceed  1.00%
of   average   daily  net  assets.   Any   waivers   or
reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. The Adviser is entitled to recoup amounts waived or reimbursed for a period of up to three years from the date such amounts were reimbursed or waived.

     Under the Investment Advisory Agreement, not  only
is the Adviser responsible for management of the Fund's
assets,   but  also  for  portfolio  transactions   and
brokerage. Before the Fund commenced operations, the Adviser had no prior experience advising mutual funds.
The Fund is the Adviser's only mutual fund client.

     North  Central.  North Central, a Wisconsin  trust
company,  is the parent company of the Adviser.   North
Central, prior to the date hereof, managed a collective
investment fund (the "Collective Fund") since April  1,
1971  and  a common trust fund (the "Common Fund,"  and
together  with the Collective Fund, the "Trust  Funds")
since  June 1, 1995.  North Central decided to  convert
the  assets of the Trust Funds into shares of the Fund.
In  connection  with  this  conversion,  North  Central
decided  to  place  its  advisory  operations  into   a
separate entity, and for that purpose established the Adviser.

     Portfolio  Manager.   Steven  J.  Hulme   is   the
President, Secretary and portfolio manager of the Fund.
Since 1993, Mr. Hulme has served as Vice President  and
head  of  North  Central's investment division,  during
which time he has managed the Trust Funds.  He is  also
the  President, a Director and a Member of the Adviser.
Mr.  Hulme received his undergraduate degree  from  the
University  of Nebraska and his MBA from the University
of   Chicago.   Mr.  Hulme  is  a  Chartered  Financial
Analyst.

Service Providers

     Certain  administrative and  other  functions  are
performed  on  behalf  of  the  Fund  by  related   and
unrelated  service providers.  North  Central  acts  as
custodian  of  the  Fund's assets.   Sunstone  Investor
Services, LLC (the "Transfer Agent") acts as the Fund's
dividend-disbursing  and  transfer   agent.    Sunstone
Distribution Services, LLC, a registered broker-dealer and member of the National Association of Securities
Dealers, Inc. (the "NASD"), acts as distributor of the Fund's shares. Sunstone Financial Group, Inc. acts as the Fund's administrator and fund accountant.


YOUR ACCOUNT

Net Asset Value

     Shares of the Fund are offered and sold on a continual basis at the net asset value per share which is next computed after both a properly completed purchase order and payment are received by the Transfer
Agent.

Investing in the Fund

     To open an account and invest in Fund shares, you should:

     (1)  Read this Prospectus carefully.

     (2)  Determine how much you would like to  invest.
          When you open an account with the Fund, you must invest at least:

               Non-retirement account:              $_____

               Retirement account:                  $_____

               Automatic Investment Plan ("AIP"):   $_____

          When you add to an account, you must invest at least:

               Non-retirement account:               $_____

               Retirement account:                   $_____


          The Fund may change or waive these minimums at any time; you will be given at least ____ days' notice of any increase in the minimum dollar amount of purchases.

     (3)  Complete   the  appropriate  parts   of   the
          purchase application, carefully following the
          instructions.   If you have  questions  about
          the  purchase application, please contact the
          Fund    at    1-888-____-______.     Purchase
          applications will be accepted by the Transfer
          Agent.   [The  Fund  will  not  accept   your
          account  if  you  are investing  for  another
          person  as  attorney-in-fact.  The Fund  also
          will  not  accept accounts with a  "Power  of
          Attorney"   or   "POA"  in  the  registration
          section of the purchase application.]

     (4)  Make   your  initial  investment,   and   any
          subsequent    investments,   following    the
          instructions   set  forth  below.    Purchase
          applications are subject to acceptance by the
          Fund.   Purchase applications are not binding
          on  the  Fund  until so accepted.   The  Fund
          reserves the right to accept or reject a purchase application in whole or in part.
          The Fund also reserves the right to limit or suspend, without prior notice, the offering of its shares.

Purchasing Shares

     You may purchase shares of the Fund in two ways - by mail and by wire.

      Opening an Account by Mail. You may open an account by mail as follows:

       Please  complete the purchase application.   You
       may duplicate any application or you can obtain additional copies of the purchase application from the Fund by calling 1-888-___-____.

       Write  a check in an amount equal to the  amount
       that  you  would  like to invest  in  the  Fund.
       Make  the check payable to "La Crosse Large  Cap
       Stock  Fund."   You must make your  purchase  in
       U.S.  dollars.  Your check must be  drawn  on  a
       U.S.  bank,  savings  and  loan  institution  or
       credit  union.   You may not make your  purchase
       with cash, credit cards or third party checks.

       Mail your completed purchase application and check to:

          La Crosse Funds, Inc.
          P.O. Box _____
          Milwaukee, WI  53201-____

       OR

        Send your completed purchase application and check by overnight or express mail to:

          La Crosse Funds, Inc.
          c/o Sunstone Investor Services, LLC
          207 East Buffalo Street, Suite 315
          Milwaukee, WI  53202-5712

     Adding  to  an  Account by  Mail.   You  may  make
additional investments by mail as follows:

       Write  a  check  in  an  amount  equal  to   the
       additional amount that you would like to  invest
       in  the Fund.  The amount of your check must  be
       equal  to  or  greater than the  minimum  amount
       listed  in  item  2,  above.   Make  the   check
       payable  to  "La Crosse Large Cap  Stock  Fund."
       You  must make your additional purchase in  U.S.
       dollars.   Your check must be drawn  on  a  U.S.
       bank,  saving  and  loan institution  or  credit
       union.   You may not make an additional purchase
       with cash, credit cards or third party checks.

       Complete an additional investment slip from a recent account statement. If you do not have an additional investment slip, write a note which gives the full name of your account and the account number.

       Send  the  check with the additional  investment
       slip  or  note  to  the  Fund  by  mail  or   by
       overnight  courier  or  express  mail   to   the
       address indicated above.

     Opening  an  Account by Wire.   You  may  open  an
account by wire transfer as follows:

       Complete a purchase application.

       Send the purchase application to the Fund by mail or by overnight or express mail to the address indicated above.

       After   the   Transfer  Agent  has  received   a
       properly completed purchase application, you may call the Fund at 1-888-___-____ for wire instructions and to obtain an investor account number.

       Wire  the  funds  through  the  Federal  Reserve
       System as follows:

            North Central Trust Company
            A.B.A. Number: _______________________
            For credit to:  La Crosse Funds, Inc.
            Account Number: ______________________
            For further credit to:
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)

     Adding  to  an  Account by  Wire.   You  may  make
additional investments by wire as follows:

       Wire  the  funds  through  the  Federal  Reserve
       System as indicated above.

     Opening an Account by Telephone. You may not open an account by telephone.

     Adding to an Account by Telephone. If you filled out the "Telephone [Purchase and] Redemption" section of your purchase application which authorizes the Fund to withdraw the payment for shares of the Fund from your bank account by electronic funds transfer, then you may make additional investments by telephone as follows:

       Please   call  1-888-___-____  to   place   your
       telephone purchase order.

       You   must  purchase  shares  by  telephone   in
       amounts equal to at least $________.

       Payment  for  the shares purchased by  telephone
       will  be withdrawn from the bank account  listed
       on     your    purchase    application    within
       approximately 2-3 days after the purchase order is placed.

     Purchasing Shares Through Other Institutions.   If
you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Fund's Prospectus. Certain services of the Fund may not be available or may be modified in connection with the program of services provided. The Fund may only accept requests from the broker-dealer to purchase additional shares through a broker-dealer street name account.

     The  Fund  has  authorized  one  or  more  broker-
dealers,   financial  institutions  or  other   service
providers ("Brokers") to receive on its behalf purchase
and  redemption orders for Fund shares.   Such  Brokers
may charge transaction fees on the purchase and/or sale
of   Fund  shares.   Such  Brokers  are  authorized  to
designate other intermediaries to receive purchase  and
redemption orders on the Fund's behalf.  The Fund  will
be  deemed  to  have received a purchase or  redemption
order when an authorized Broker, or, if applicable, the
Broker's  authorized  designee,  receives  the   order.
Orders  for  the purchase or redemption of Fund  shares
will  be  priced  at the Fund's net  asset  value  next
computed  after the authorized Broker or its authorized
designee   receives   such   orders.    It    is    the
responsibility of the Broker to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the Broker could be held liable for any resulting fees or losses.

     Additional Purchase Information.

       The Fund will charge a $23 service fee against your account for any check or electronic funds transfer that is returned unpaid for any reason and your purchase will be canceled. You will also be responsible for any losses suffered by the Fund as a result.

       In  order  to relieve you of responsibility  for
       the    safekeeping   and   delivery   of   stock
       certificates,   the   Fund   does   not    issue
       certificates.

       When   a  purchase  is  made  by  check  and   a
       redemption is requested shortly thereafter,  the
       Fund  may  delay payment of redemption  proceeds
       for  up  to 10 calendar days.  This delay allows
       the  Fund  to  verify  that  a  check  used   to
       purchase  Fund shares will not be  returned  due
       to   insufficient   funds.   This   delay   also
       protects the other Fund investors from loss.

       By   completing   and  submitting   a   purchase
       application    and   providing   bank    account
       information, you are automatically  granted  the
       privilege   to   make  purchases   and   request
       redemptions  by telephone.  You may  waive  this
       privilege  by  checking the appropriate  box  on
       the  purchase  application.   If  you  have  any
       questions as to how to waive this privilege,  or
       how  to  add or delete this privilege after  you
       open  an  account,  please  call  the  Fund   at
       1-888-___-____.  Generally, after  you  open  an
       account, your request to waive, add or delete  a
       privilege must be in writing and signed by  each
       registered   holder   of   the   account    with
       signatures guaranteed by a U.S. commercial  bank
       or  trust company, a member of the NASD or other
       eligible   guarantor  institution.    A   notary
       public  is not an acceptable guarantor.   For  a
       more   detailed   discussion  of   the   rights,
       responsibilities   and   risks   of    telephone
       transactions, please refer to "Redeeming  Shares
       -   Important  Note  About  Wire  and  Telephone
       Redemptions."

     Automatic    Investment   Plan.    The   Automatic
Investment Plan ("AIP") is a method of purchasing  Fund
shares  using  dollar  cost  averaging,  which  is   an
investment  strategy that involves  investing  a  fixed
amount  of money at a regular time interval.  By always
investing the same amount, you will be purchasing  more
shares when the price is low and fewer shares when  the
price  is  high.  The AIP allows you to  make  regular,
systematic investments in shares of the Fund from  your
bank account on the 5th, 10th, 15th, 20th, 25th or last
day  of each month.  If one of these dates falls  on  a
weekend,  the  investment will  be  made  on  the  next
business  day.   The  minimum  initial  investment  for
investors  using the AIP is $________.  To maintain  an
AIP, you must invest at least $_______ per month in the
Fund.   Please call 1-888-___-____ for instructions  as
to how you may establish an AIP for your account.

Redeeming Shares

     You  may redeem some or all of your shares of  the
Fund  at any time.  The price at which your shares will
be  redeemed  is  the net asset value  per  share  next
determined  after  the Fund receives proper  redemption
instructions from you.  See "Valuation of Fund Shares."
You may redeem your shares of the Fund by mail, wire or
telephone.   The Fund may delay payment  of  redemption
proceeds until amounts for purchases which you made by check, telephone or pursuant to the AIP have been collected. Collection may take up to 15 days from the date on which you made the purchase. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

     Redeeming Shares by Mail. You may redeem your shares by mail as follows:

       Write  a  letter instructing the Fund to  redeem
       your  shares.   In  your letter,  indicate  your
       account   number,  the  name(s)  in  which   the
       account  is registered, and the dollar value  or
       number  of  shares you wish  to  sell.   If  the
       dollar  amount  requested  to  be  redeemed   is
       greater  than  the  current  account  value   as
       determined  by  the  net  asset  value  on   the
       effective date of the redemption, the entire account balance will be redeemed.

       Include  in your letter all required signatures.
       The  letter must be signed exactly as the shares
       are    registered.    Enclose   any   additional
       documents  that may be required.  See "Redeeming
       Shares_Special Situations," below.

       Send   the   letter,  along  with  any  required
       additional documents, to the Transfer Agent at the address listed above.

       The  Transfer  Agent will mail a  check  in  the
       amount   of  the  redemption  proceeds  to   the
       address  of  the  person in  whose  name(s)  the
       account  is  registered, or otherwise  according
       to  your  letter of instruction.  If the  amount
       requested  is greater than $10,000,  or  if  the
       proceeds  are to be sent to a person other  than
       the  shareholder(s) of record or to  an  address
       other  than  the address of record,  or  if  the
       redemption request is made within 30 days of  an
       address change, then each required signature  on
       the letter of
       instruction must be guaranteed  by
       a  U.S.  commercial  bank or  trust  company,  a
       member  firm  of  the  NASD  or  other  eligible
       guarantor institution.  A notary public  is  not
       an     acceptable     guarantor.      Additional
       documentation   may   be   required   for    the
       redemption   of   shares  held   in   corporate,
       partnership   or   fiduciary   accounts.     See
       "Redeeming   Shares  -  Special   Situations   -
       Corporate   Accounts"   for   instructions    on
       redeeming    shares   in   corporate   accounts.
       [Additional documentation is required for the redemption of shares held by persons acting pursuant to a power of attorney.] If you have any questions about redemptions by mail, call the Fund in advance of making the redemption request.

       The   Fund  will  mail  payment  for  redemption
       proceeds within seven days after it receives proper instructions for redemption.

       Important   Note   About  Wire   and   Telephone
Redemptions. In order to redeem your shares by wire or telephone, you must have filled out the "Telephone
Redemption" section of your purchase application when you first opened your account. To verify that you have telephone redemption privileges, call the transfer agent at 1-888-___-____. If you do not have telephone privileges and you now want to arrange for wire or telephone redemptions, or if you do have telephone privileges and you now want to change the bank, the account or the address designated to receive redemption proceeds, then you must send a letter making this request to the Transfer Agent. The letter must be signed by each person who is listed on the account.
The signatures must be guaranteed. The Transfer Agent may request additional documents from corporations, executors, administrators, trustees and guardians. See
"Redeeming  Shares  -  Special Situations  -  Corporate
Accounts," below.

      The Fund reserves the right to refuse any wire or telephone redemption request. The Fund may further limit the dollar amount or number of shares that you may redeem. You may not cancel or modify a telephone or wire redemption request after you make the request.

      Neither the Fund nor the Transfer Agent  will  be
responsible   for   the  authenticity   of   redemption
instructions  received by telephone.  Accordingly,  you
bear  the  risk  of loss.  However, the Fund  will  use
reasonable   procedures  to  ensure  that  instructions
received  by telephone are genuine, including recording
telephonic    transactions    and    sending    written
confirmation of redemptions to you.  You may experience
difficulty   in  implementing  a  telephone  redemption
during  periods of drastic economic or market  changes.
If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as described above.

     Redeeming Shares by Wire. You may redeem your shares by wire as follows:

       Please call 1-888-___-____ to place your wire redemption request.

       You  may  request redemptions by wire in amounts
       equal  to  at  least $1,000 but  not  more  than
       $10,000.  You must make redemption requests  for
       less  than  $1,000  or  more  than  $10,000   in
       writing.

       Funds  will  be wired on the next business  day.
       A $[15] fee will be deducted from your account.

     Redeeming  Shares by Telephone.   You  may  redeem
     your shares by telephone as follows:

       Please   call  1-888-___-____  to   place   your
       telephone redemption request.

       You  may  request  redemptions by  telephone  in
       amounts  equal to at least $1,000 but  not  more
       than   $10,000.    You  must   make   redemption
       requests for less than $1,000 or more than $10,000 in writing.

       Proceeds redeemed by telephone will be mailed or transferred only to your address or bank of record as shown on the records of the Transfer
       Agent.

     Special Situations

     Attorney-in-Fact.   If  you  are  acting   as   an
attorney-in-fact for another person, or as a trustee or on behalf of a corporation, additional documentation may be required in order to effect a redemption.
Questions regarding such circumstances may be directed to the Transfer Agent by calling 1-888-___-____.

     Signature   Guarantees.   The  Fund   requires   a
signature  guarantee for all authorized  owners  of  an
account:   (i)  when  you submit a  written  redemption
request  for more than $10,000, (ii) when you  add  the
telephone  redemption option to your existing  account,
(iii)  if  you  transfer ownership of your  account  to
another  individual or entity, or (iv) if  you  request
redemption  proceeds to be sent to an address  or  bank
other  than  the address or bank that appears  on  your
account.   A  signature guarantee may be obtained  from
any eligible guarantor institution. These institutions include U.S. banks, saving associations, credit unions, brokerage firms, and others. A notary public stamp or seal is not acceptable.

      Corporate Accounts. You must send the following documents, in addition to any other required documents, to the Transfer Agent if you request any redemptions or transfer of ownership for a corporate account:

     1. A  written letter of instruction signed by  the
        required  number of authorized officers,  along
        with    their   respective   positions.     For
        redemption requests in excess of $10,000, the written request must be signature guaranteed.

     2. A certified corporate resolution that states the date the resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

     3. If  the  corporate resolution is more  than  60
        days  old  from  the  date of  the  transaction
        request,  a certificate of incumbency from  the
        corporate  secretary which specifically  states
        that  the  officer  or officers  named  in  the
        resolution  have the authority to  act  on  the
        account.   The  certificate of incumbency  must
        be  dated  within  60  days  of  the  requested
        transaction.    If  the  corporate   resolution
        confers authority on officers by title and not by name, the certificate of incumbency must name the officer(s) and their title(s).

     Suspension of Redemptions.  The Fund reserves  the
right  to  suspend or postpone redemptions  during  any
period  when:   trading on the New York Stock  Exchange
(the "NYSE") is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     IRAs.    Shareholders  who  have   an   Individual
Retirement  Account  or  other  retirement  plan   must
indicate on their redemption requests whether or not to
withhold  federal  income taxes.   Redemption  requests
failing to indicate an election will be subject to withholding for taxes.

     Termination  of  Accounts.  Your  account  may  be
terminated  by  the  Fund  if,  at  the  time  of   any
redemption of shares in your account, the value of the remaining shares in your account falls below $1,000. A check for the proceeds of redeeming the remaining shares in your account will be sent to you within seven days of the redemption.


VALUATION OF FUND SHARES

     The  price  of Fund shares is based on the  Fund's
net  asset  value, which is calculated using  the  fair
value  method of valuation and is determined as of  the
close of trading (generally 4:00 p.m., Eastern Time) on
each  day the NYSE is open for business.  The Fund does
not  determine  net asset value on  days  the  NYSE  is
closed.  The current policy of the NYSE is to close  on
New  Year's  Day,  Martin Luther King Day,  President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.  In addition,
if  any of these holidays falls on a Saturday, the NYSE
will  not be open for trading on the preceding  Friday,
and  when such holiday
falls on a Sunday, the NYSE will
not  be  open  for  trading on the  succeeding  Monday,
unless  unusual business conditions exist, such as  the
ending  of a monthly or yearly accounting period.   The
price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX
TREATMENT

     For federal income tax purposes, all dividends and
distributions of net realized short-term capital  gains
you  receive  from  the Fund are  taxable  as  ordinary
income,  whether  reinvested in  additional  shares  or
received  in cash. Distributions of net realized  long-
term  capital gains you receive from the Fund,  whether
reinvested  in additional shares or received  in  cash,
are  taxable  as  a  capital gain.   The  capital  gain
holding  period  (and  the  applicable  tax  rate)   is
determined by the length of time the Fund has held  the
security  and  not  the length of time  you  have  held
shares  in the Fund.  You will be informed annually  as
to  the  amount and nature of all dividends and capital
gains  paid during the prior year.  Such capital  gains
and  dividends  may also be subject to state  or  local
taxes.   If you are not required to pay taxes  on  your
income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends  and  capital gains,  if  any,  will  be
distributed  at least annually in December.   The  Fund
expects that, because of its investment objective,  its
distributions  will  consist  primarily  of   long-term
capital gains and dividends. You should measure the success of your investment by both the value of your investment at any given time and the distributions you receive.

     All dividends and capital gains distributions will
automatically be reinvested in additional  Fund  shares
at  the  then  prevailing net asset  value  unless  you
specifically request that dividends or capital gains or
both   be  paid  in  cash.   The  election  to  receive
dividends in cash or reinvest them in shares may be changed by writing to the Fund at La Crosse Funds, Inc., c/o Sunstone Investor Services, LLC, 207 East
Buffalo Street, Suite 315, Milwaukee, Wisconsin  53202.
Such notice must be received at least ten days prior to the record date of any dividend or capital gain distribution.


YEAR 2000 ISSUE

     The  Fund's  operations  depend  on  the  seamless
functioning  of  computer  systems  in  the   financial
service  industry, including those of the  Adviser  and
the Transfer Agent.  Many computer software systems  in
use   today   cannot   properly  process   date-related
information  after  December 31, 1999  because  of  the
method by which dates are encoded and calculated.  This
failure,  commonly  referred  to  as  the  "Year   2000
Problem,"  could  adversely  affect  the  handling   of
security trades, pricing, and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000
Problem  a  high priority and is taking steps  that  it
believes  are reasonably designed to address  the  Year
2000 Problem with respect to its computer systems.  The
Adviser  has  also been informed that comparable  steps
are  being  taken  by  the Fund's other  major  service
providers.   The Adviser does not currently  anticipate
that the Year 2000 Problem will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund.

ADDITIONAL INFORMATION

DIRECTORS                            CUSTODIAN

   Donald F. Sieger                  North Central Trust Company
   Darwin F. Isaacson                311 Main Street
                                     La Crosse, WI 54602

OFFICERS                             INDEPENDENT ACCOUNTANTS

   Steven J. Hulme                   Arthur Andersen, LLP
   Darwin F. Isaacson                100 East Wisconsin Avenue
                                     Milwaukee, WI 53202

INVESTMENT ADVISER                   LEGAL COUNSEL

   La Crosse Advisers, L.L.C.        Godfrey & Kahn, S.C.
   311 Main Street                   780 North Water Street
   La Crosse, WI  54602              Milwaukee, WI 53202

ADMINISTRATOR AND FUND ACCOUNTANT    DISTRIBUTOR

  Sunstone Financial Group, Inc.     Sunstone Distribution Services, LLC
  207 East Buffalo Street, Suite 315 207 East Buffalo Street, Suite 315
  Milwaukee, WI  53202               Milwaukee,  WI 53202

        DIVIDEND-DISBURSING AND TRANSFER AGENT

            Sunstone Investor Services, LLC

For overnight deliveries, use:       For regular mail deliveries, use:
La Crosse Funds, Inc.                La Crosse Funds,Inc.
c/o Sunstone Investor Services, LLC  c/o Sunstone Investor Services, LLC
207 East Buffalo Street, Suite 315   P.O. Box 3210
Milwaukee, WI 53202                  Milwaukee, WI 53201-3210


The  SAI  for  the Fund contains additional information
about  the Fund.  The Fund's SAI, which is incorporated
by reference into this Prospectus, is available without
charge   upon  request  to  the  address  or  toll-free
telephone  number  noted  on the  cover  page  of  this
Prospectus.   To  request other information  about  the
Fund or to make shareholder inquiries you may call the toll-free telephone number on the cover page of this Prospectus.

Information about the Fund (including the SAI)  may  be
reviewed and copied at the SEC's Public Reference  Room
in  Washington, D.C.  Please call the SEC at 1-888-SEC-
0330  for information relating to the operation of  the
Public  Reference Room.  Reports and other  information
about the Fund are also available on the SEC's Internet
Website  located at http//www.sec.gov.   Alternatively,
copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public
Reference  Section of the SEC, Washington, D.C.  20549-
6009.

The Fund's 1940 Act File Number is 811-9051.